SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2003

Open Text Corporation
(Exact name of Registrant as specified in its charter)

Ontario	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Columbia Street West, Waterloo, Ontario,
Canada N2L5Z5
(Address of principal executive offices)

(519) 888-7111
Registrant’s telephone number, including area code

Item 5: Other Events

August 27, 2003, Open Text Corporation (“Open Text”) issued a press release (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7: Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Open Text on August 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENTEXT CORPORATION

August 29, 2003	By:	/s/ P. Thomas Jenkins
P. Thomas Jenkins Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Open Text on August 27, 2003.